EXHIBIT 10.1

AMENDMENT NO. 4
TO MASTER LETTER OF CREDIT FACILITY AGREEMENT

AMENDMENT NO. 4 dated as of December 27, 2004 (this “Amendment”) to the Master L/C Facility Agreement (as defined below) among HALLIBURTON COMPANY (the “Company”), the Banks (as defined in the Master L/C Facility Agreement) party hereto, and CITICORP NORTH AMERICA, INC. (“CNAI”), as the Agent thereunder (the “Agent”). Capitalized terms defined in the Master L/C Facility Agreement and not otherwise defined herein being used herein as therein defined.

PRELIMINARY STATEMENTS:

(1)      The Company has entered into the Master Letter of Credit Facility Agreement dated as of October 31, 2003 (as amended or otherwise modified through the date hereof, the “Master L/C Facility Agreement”) with the other account parties named therein, the Banks party thereto, the Agent and the other agents named therein.

(2)   The Company, the Required Banks and the Agent have agreed to amend the Master L/C Facility Agreement as hereinafter set forth.

NOW, THEREFORE, it is hereby agreed as follows:

SECTION 1.  Amendment to the Master L/C Facility Agreement. The Master L/C Facility Agreement is, effective as of the Amendment Effective Date (defined below), amended as follows:

(a)  The definition of “EBITDA” contained in Section 1.01 is hereby amended by inserting the following immediately after the words “excluding asbestos charges” in clause (d) thereof:

“, except that any charge related to the increase in the price of the Company’s common stock shall not be excluded”.

SECTION 2.  Effectiveness. This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) upon the satisfaction of the condition that the Agent shall have received counterparts of (a) this Amendment executed by the Company, the Agent and the Required Banks or, as to any of the Banks, advice satisfactory to the Agent that such Bank has executed this Amendment and (b) the consent in the form attached hereto, duly executed by each Subsidiary Guarantor.

SECTION 3.  Effect on Master L/C Facility Agreement. On and after the effectiveness of this Amendment, each reference in the Master L/C Facility Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Master L/C Facility Agreement and each reference in each other Loan Document to “the Master LC Facility Agreement”, “thereunder”, “thereof” or words of like import referring to the Master L/C Facility Agreement shall mean and be a reference to the Master L/C Facility Agreement, as amended by this Amendment. The Master L/C Facility Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 4.  Payment of Fees. The Company agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment in accordance with the terms of Section 8.04(a)(i) of the Master L/C Facility Agreement.

SECTION 5.  Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6.  Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have each caused this Amendment to be executed and delivered by their respective duly authorized officer as of the date first above written.

HALLIBURTON COMPANY

By:	/s/ W. Preston Holsinger
Name: W. Preston Holsinger
Title: Vice President and Treasurer

* Bank signature pages omitted.

            CONSENT

Dated as of December 27, 2004

Reference is made to (a) Amendment No. 4 to Master Letter of Credit Facility Agreement dated as of December 27, 2004 (the “Amendment”; capitalized terms not otherwise defined herein are being used herein as defined in the Amendment and in the Master L/C Facility Agreement, as defined hereunder), (b) the Master Letter of Credit Facility Agreement dated as of October 31, 2003 (the “Master L/C Facility Agreement”), among HALLIBURTON COMPANY (the “Company”), certain Subsidiaries of the Company, the banks party thereto (collectively, the “Banks”), CITICORP NORTH AMERICA, INC. (“CNAI”), as the Administrative Agent, JPMORGAN CHASE BANK, as Syndication Agent, ABN AMRO BANK, N.V., as Documentation Agent and CITIGROUP GLOBAL MARKETS INC. and J.P. MORGAN SECURITIES INC., as Co-Lead Arrangers, and (c) the other Loan Documents referred to therein.

The undersigned, in their capacity as Guarantors under the Subsidiary Guaranty, hereby consent to the execution, delivery and performance of the Amendment and agree that the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Amendment Effective Date, except that, on and after the Amendment Effective Date, each reference to “the Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Master L/C Facility Agreement shall mean and be a reference to the Master L/C Facility Agreement, as amended and otherwise modified by the Amendment.

This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

Delivery of an executed counterpart of a signature page of this Consent by telecopier shall be effective as the delivery of a manually executed counterpart of this Consent.

              ATLANTIC MINERALS AND PRODUCTS CORPORATION

              BAROID INTERNATIONAL INC.

              BAROID SALES EXPORT CORPORATION

              BAROID/VIDCO, LLC

              HALLIBURTON INTERIM, INC.

              HALLIBURTON INTERNATIONAL, INC.

              HES FAR EAST, INC.

              HES HOLDING, INC.

              HES INDONESIA, INC.

              LANDMARK GRAPHICS CORPORATION

             HES MINERALS INTERNATIONAL, INC.

             MAGIC EARTH, INC.

By:	/s/ Jerry H. Blurton
Name: Jerry H. Blurton
Title: Attorney-in-fact